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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): May 27, 1997
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                              OFFICE DEPOT, INC
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              (Exact name of registrant as specified in its charter)





                    DELAWARE                                 59-2663954
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(State of other jurisdiction of incorporation)  (IRS Employer Identification Number)



                                   1-10948
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                           (Commission File Number)



  2200 OLD GERMANTOWN ROAD, DELRAY BEACH, FLORIDA                  33445
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     (Address of principal executive offices)                   (Zip Code)


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      Registrant's telephone number, including area code: (561) 278-4800
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ITEM 5.  OTHER EVENTS.

         On May 27, 1997, Office Depot, Inc. ("Office Depot"), Staples, Inc. ("Staples") and Marlin Acquisition Corp., a wholly-owned subsidiary of Staples ("Marlin") executed Amendment No. 2 (the "Second Amendment") to the Agreement and Plan of Merger by and among Office Depot, Staples and Marlin dated as of September 4, 1996 (the "Merger Agreement"), which modified the Merger Agreement in two respects. First, Section 8.01(b) of the Merger Agreement was amended to provide that either Office Depot or Staples may terminate the Merger Agreement if the Merger of Marlin with and into Office Depot (the "Merger") has not been consummated by June 30, 1997 (provided that the right to so terminate the Merger Agreement will not be available to any party whose failure to fulfill any obligation under the Merger Agreement has caused the failure of the Merger to occur on or before such date); prior to such amendment, such termination right would have arisen if the Merger had not been consummated by May 31, 1997. Second, the Second Amendment established an additional termination right, which provides that (i) either Office Depot or Staples may terminate the Merger Agreement at any time during the period commencing upon the issuance of a ruling on the Federal Trade Commission's (the "FTC") motion for a preliminary injunction prohibiting consummation of the Merger (the "Preliminary Injunction Motion") and ending at 11:59 p.m. (Eastern standard time) on the fourth full business day following the day on which a written ruling on the Preliminary Injunction Motion is first published, and (ii) neither Office Depot nor Staples shall be obligated to consummate the Merger prior to the expiration of the termination right set forth in the preceding clause (i). This four business day period will provide each of Office Depot and Staples with the opportunity to review the basis for any denial by the United States District Court for the District of Columbia of the Preliminary Injunction Motion and to determine whether it would be in the best interests of their respective stockholders to consummate the Merger despite an appeal by the FTC of the Court's decision with respect to the Preliminary Injunction Motion or the institution or possible institution by the FTC of an administrative proceeding challenging the Merger. A copy of the Second Amendment is attached as Exhibit 99.1 to this Current Report on Form 8-K, and the foregoing summary is qualified in its entirety by reference to such copy of the Second Amendment.


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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        OFFICE DEPOT, INC.
                                        (Registrant)

Dated: May 30, 1997                     By: /s/ Barry J. Goldstein
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                                           Barry J. Goldstein
                                           Executive Vice President--Finance,
                                           Chief Financial Officer and Secretary


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                              INDEX TO EXHIBITS

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
 Exhibit
 Number
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
  99.1            Amendment No. 2 dated as of May 27, 1997 to Agreement and Plan of Merger dated
                  September 4, 1996 by and among Office Depot, Inc., Staples, Inc. and Marlin
                  Acquisition Corp.
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